UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2014

NANOVIRICIDES, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-36081	76-0674577
(State of Organization)	(Commission File Number)	(I.R.S. Employer
Identification No.)

135 Wood Street, Suite 205, West Haven, CT 06516

(Address of principal executive offices)

Registrant’s telephone number, including area code: (203) 937-6137

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Merger Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Merger Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Merger Act (17 CFR 240.13e -4(c))

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) Dismissal of Independent Registered Public Accounting Firm

On December 1, 2014, Li and Company, PC (“Li”) was dismissed as the independent registered public accounting firm of NanoViricides, Inc. (the “Company”). The Company’s Board of Directors and audit committee approved the dismissal of Li.

Li’s reports on the Company’s financial statements for the years ended June 30, 2014 and 2013, respectively, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended June 30, 2014 and 2013, and through December 1, 2014, there were no disagreements with Li on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Li, would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the years ended June 30, 2014 and 2013, and through December 2, 2014, there were no matters that were either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Li with a copy of the foregoing disclosures and requested Li to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Li agrees with the disclosures. A copy of Li’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm

On December 2, 2014, the Company’s Board of Directors, acting in the capacity of an audit committee, engaged Eisner Amper LLP (“Eisner”) as the Company’s new independent registered public accounting firm to act as the principal accountant to audit the Company’s financial statements. During the Company’s fiscal years ended June 30, 2014 and 2013, and through December 2, 2014, neither the Company, nor anyone acting on its behalf, consulted with Eisner regarding the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided that Eisner concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from Li and Company, PC regarding the matters disclosed in Item 4.01 of this Current Report on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2014	NANOVIRICIDES, INC.

	By:	/s/ Meeta Vyas
Name: Meeta Vyas
Title: Chief Financial Officer

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